Exhibit 99.1

DataVault AI and Wellgistics Health Announce Plans for PharmacyChain™ to Implement Manufacturer-to-Patient Blockchain-enabled Smart Contracts for the Prescription Drug Industry to Improve Efficiency and Patient Outcomes

Strategic Alliance Targets Digital Transformation of the $634.32 Billion (1) US Prescription Drug Market Through Blockchain-Enabled Data Monetization and AI-Driven Efficiency Gains

BEAVERTON, OR, October 22, 2025 – DataVault AI, Inc. (“DataVault”) (NASDAQ: DVLT), leading the way in AI data experience, valuation, and monetization, and Wellgistics Health, Inc. (“Wellgistics”) (NASDAQ: WGRX), a leader in next-generation pharmaceutical distribution, digital prescription routing, and AI-powered hub fulfillment, today announced the two companies have entered into a non-binding letter of intent to implement manufacturer-to-patient blockchain-enabled smart contracts (“PharmaChain™”) into Wellgistics proprietary Technology and Physical infrastructure for the prescription drug industry. The goal of the partnership will be to seek to fully digitize tracking of prescription drugs from script to fulfillment in order to ensure the right drug gets to the right patient at the right time, with the right recommendations for safe and effective use. The companies currently contemplate a revenue-sharing arrangement from fees derived from the use of the PharmacyChain by pharmacies.

“Over the past decade, DataVault AI has built a portfolio of patented technologies that position us at the forefront of data monetization and blockchain innovation across multiple industries,” said Nathaniel Bradley, CEO and Co founder of DataVault AI. “The $639 billion U.S. prescription drug market is entering a new era of digital transformation, and our PharmacyChain™ platform represents a scalable opportunity to drive measurable value for every stakeholder—from manufacturers and physicians to pharmacies, payers, and patients. By integrating blockchain-enabled smart contracts, we’re creating a more efficient, transparent, and accountable prescription ecosystem that aligns financial incentives with improved patient outcomes.”

Wellgistics recently announced the introduction of HubRx AI, a fully customizable artificial intelligence agent (AI Agents) engine designed to streamline the implementation of AI Agents for pharmacies. The AI Agents will help optimize prescription drug services, reduce pharmacist costs and improve patient outcomes while adhering to strict healthcare privacy, security and compliance controls. HubRx is being integrated with Wellgistics’ other technology tools Einstein Rx AI clinical decision support and safety optimization and Wellgistics Hub (formerly DelivMeds®) digital prescription routing infrastructure to pair with Wellgistics’ physical infrastructure to help meet patients where they are. Wellgistics physical infrastructure includes its distribution network (3PL and warehouse), trusted network of over 6500 independent pharmacies nationwide and in-house pharmacy (physical and online).

“Improving patient access to prescription medicines by minimizing administrative burden through blockchain-enabled smart contracts is the next logical step to help pharmacists ensure that patients get their medicines on time and on budget,” said Prashant Patel, RPh, President & Interim-CEO of Wellgistics. “Compliance with treatment regimens, improving patient safety by reducing drug-drug interactions due to manual evaluation, eliminating waste, fraud & abuse and maximizing reimbursement for pharmacies while reducing administrative burden for insurance companies are central pillars of what Wellgistics is bringing forward with PharmacyChain. By leveraging the key enabling blockchain-based intellectual property developed by DataVault that covers our vertical, we are ensuring that we will have the ability to conduct business over the long-term and build our ecosystem in a way that will allow us to increase our market share and margins as we expand into new markets.”

Any implementation of the PharmacyChain solution and any revenue-sharing arrangement will be subject to the negotiation and execution of definitive agreements and the satisfaction of applicable conditions, and there can be no assurance that such agreements will be entered into, that the contemplated collaboration will be consummated, or that any revenues will be generated.

About Datavault AI Inc.

Datavault AI™ (Nasdaq: DVLT) is leading the way in AI driven data experiences, valuation and monetization of assets in the Web 3.0 environment. The company’s cloud-based platform provides comprehensive solutions with a collaborative focus in its Acoustic Science and Data Science Divisions. Datavault AI’s Acoustic Science Division features WiSA®, ADIO® and Sumerian® patented technologies and industry-first foundational spatial and multichannel wireless HD sound transmission technologies with IP covering audio timing, synchronization and multi-channel interference cancellation. The Data Science Division leverages the power of Web 3.0 and high-performance computing to provide solutions for experiential data perception, valuation and secure monetization. Datavault AI’s cloud-based platform provides comprehensive solutions serving multiple industries, including HPC software licensing for sports & entertainment, events & venues, biotech, education, fintech, real estate, healthcare, energy and more. The Information Data Exchange® (IDE) enables Digital Twins, licensing of name, image and likeness (NIL) by securely attaching physical real-world objects to immutable metadata objects, fostering responsible AI with integrity. Datavault AI’s technology suite is completely customizable and offers AI and Machine Learning (ML) automation, third-party integration, detailed analytics and data, marketing automation and advertising monitoring. The company is headquartered in Beaverton, OR. Learn more about Datavault AI at www.dvlt.ai.

About Wellgistics Health, Inc.

Wellgistics Health (NASDAQ:WGRX) delivers medications from manufacturer to patient-faster, smarter, and more affordably. Its integrated platform connects 6,500+ pharmacies and 200+ manufacturers, offering wholesale distribution, digital prescription routing, direct-to-patient delivery, and AI-powered hub services such as eligibility, adherence, onboarding, prior authorization, and cash-pay fulfillment. As a PBM-agnostic alternative, Wellgistics provides end-to-end solutions designed to restore access, transparency, and trust in U.S. healthcare.

For more information, visit www.wellgisticshealth.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Words such as “expect,” “will,” “anticipates,” “continues” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Such forward-looking statements, including statements herein regarding our business opportunities and prospects, strategy, future revenue expectations, licensing initiatives, patent initiatives as well as the successful implementation of the patented technologies, are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: our ability to successfully utilize all intellectual property that has been issued and granted Notices of Allowance; risks regarding our ability to utilize the assets we acquire to successfully grow our market share; risks regarding our ability to open up new revenue streams as a result of the various patents mentioned in this press release; our current liquidity position and the need to obtain additional financing to support ongoing operations; general market, economic and other conditions; our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq; our ability to manage costs and execute on our operational and budget plans; our ability to achieve our financial goals; the degree to which our licensees implement our technologies into their products, if at all; the timeline to any such implementation; risks related to technology innovation and intellectual property, and other risks as more fully described in our filings with the U.S. Securities and Exchange Commission. The information in this press release is provided only as of the date of this press release, and we undertake no obligation to update any forward-looking statements contained in this communication based on new information, future events, or otherwise, except as required by law.

This press release may contain forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. When Wellgistics Health uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate,” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. These forward-looking statements include, without limitation, statements regarding Wellgistics Health’s strategy and descriptions of its future operations, prospects, and plans. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially. Additional factors are discussed in Wellgistics Health’s filings with the SEC, available at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction, and there shall be no sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

1.https://www.grandviewresearch.com/industry-analysis/us-pharmaceuticals-market-report

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